UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
July 13, 2020
Date of Report (date of earliest event reported)
Corcept Therapeutics Incorporated
(Exact name of registrant as specified in its charter)

Delaware	000-50679	77-0487658
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
149 Commonwealth Drive, Menlo Park, CA 94025
(Address of Principal Executive Offices) (Zip Code)
(650) 327-3270
Registrant's telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CORT	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 13, 2020, J.D. Lyon, Vice President & Corporate Controller of Corcept Therapeutics Incorporated (the “Company”), was promoted to the position of Chief Accounting Officer of the Company, effective immediately.
Mr. Lyon, age 42, joined the Company as Director of Finance and Accounting in July 2012. Mr. Lyon held the positions of Worldwide Corporate Controller & General Manager at Zinfi Technologies, Inc. from July 2011 to June 2012 and Director-Operations Business Development at Connor Group from January 2009 to June 2011. Prior to that, Mr. Lyon was an auditor of Ernst & Young, Inc. from July 2004 to June 2006.
In connection with Mr. Lyon’s promotion, the board of directors of the Company approved an increase in Mr. Lyon’s annual base salary to $400,000, effective July 1, 2020, and Mr. Lyon was awarded an additional stock option to purchase 40,000 shares of the Company’s common stock. The option award will vest in equal monthly installments over forty-eight (48) months, commencing on the first monthly anniversary of July 1, 2020. The exercise price per share for the option award is $15.82, the closing price of the Company’s common stock on The Nasdaq Capital Market on July 13, 2020.
Mr. Lyon and the Company will enter into the Company’s standard form of Indemnification Agreement for officers and directors. The Indemnification Agreement requires the Company to indemnify Mr. Lyon against certain liabilities which may arise by reason of his service to the Company, or, at its request, another enterprise, to the fullest extent permitted by law. The foregoing description is qualified in its entirety by reference to the form of Indemnification Agreement, which was filed as Exhibit 10.7 to the Company's Quarterly Report on Form 10-Q filed on November 14, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORCEPT THERAPEUTICS INCORPORATED

Date:	July 14, 2020	By:	/s/ Charles Robb
Name: Charles Robb
Title: Chief Financial Officer and Secretary